Exhibit 77C
          Investors Municipal Cash Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-6108
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               60,761,958
                       WITHHELD           1,487,736

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               60,760,435
                       WITHHELD           1,489,259

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               60,761,958
                       WITHHELD           1,487,736

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               60,760,435
                       WITHHELD           1,489,259


























          Exhibit 77C
          Investors Municipal Cash Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-6108
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               60,760,435
                       WITHHELD           1,489,259

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               60,760,435
                       WITHHELD           1,489,259

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               60,760,435
                       WITHHELD           1,489,259

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               60,761,958
                       WITHHELD           1,487,736

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               60,760,435
                       WITHHELD           1,489,259


























          Exhibit 77C
          Investors Municipal Cash Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-6108
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               60,948,496
                       AGAINST              366,783
                       ABSTAIN              934,415

          Item 3:  New Investment Management Agreement
                   Investors Florida Municipal Cash Fund

                       Vote             Number
                       ----             -----------
                       FOR                2,591,576
                       AGAINST                9,475
                       ABSTAIN                    0

                   Investors New Jersey Municipal Cash Fund

                       Vote             Number
                       ----             -----------
                       FOR                3,106,760
                       AGAINST               60,275
                       ABSTAIN                2,237

                   Investors Pennsylvania Municipal Cash Fund

                       Vote             Number
                       ----             -----------
                       FOR                2,666,957
                       AGAINST                1,792
                       ABSTAIN               16,590




























          Exhibit 77C
          Investors Municipal Cash Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-6108
          Page 4

                   Tax-Exempt New York Money Market Fund

                      Vote              Number
                      ----              -----------
                      FOR                50,996,883
                      AGAINST             1,585,936
                      ABSTAIN             1,211,213

          Item 4:  New Rule 12B-1 Distribution Plan
                   Investors Florida Municipal Cash Fund

                      Vote              Number
                      ----              -----------
                      FOR                 2,561,838
                      AGAINST                 9,475
                      ABSTAIN                29,738

                   Investors New Jersey Municipal Cash Fund

                      Vote              Number
                      ----              -----------
                      FOR                 3,085,957
                      AGAINST                70,415
                      ABSTAIN                12,900

                   Investors Pennsylvania Municipal Cash Fund

                      Vote              Number
                      ----              -----------
                      FOR                 2,666,957
                      AGAINST                 1,792
                      ABSTAIN                16,590




























          Exhibit 77C
          Investors Municipal Cash Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-6108
          Page 5

                   Tax-Exempt New York Money Market Fund


                      Vote              Number
                      ----              -----------
                      FOR                49,399,496
                      AGAINST             2,618,995
                      ABSTAIN             1,775,541


          Item 5.  Approve new investment policies
                   Investors Florida Municipal Cash Fund

                      Vote              Number
                      ----              -----------
                      FOR                 2,561,838
                      AGAINST                 9,475
                      ABSTAIN                29,738

                   Investors New Jersey Municipal Cash Fund

                      Vote              Number
                      ----              -----------
                      FOR                 1,959,248
                      AGAINST                92,121
                      ABSTAIN                12,900

                   Investors Pennsylvania Municipal Cash Fund

                      Vote              Number
                      ----              -----------
                      FOR                 2,183,048
                      AGAINST                 1,792
                      ABSTAIN                16,590



























          Exhibit 77C
          Investors Municipal Cash Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-6108
          Page 6

                   Tax-Exempt New York Money Market Fund

                      Vote              Number
                      ----              -----------
                      FOR                22,493,789
                      AGAINST             2,749,142
                      ABSTAIN             2,220,488





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